Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On June 28, 2024, Trustfeed Corp. (“Trustfeed” or the “Company”) entered into an Agreement and Plan of Merger and Reorganization, as amended on September 30, 2024 (the “Merger Agreement”) with Polomar Acquisition, L.L.C., a Florida limited liability company and the Company’s wholly owned subsidiary (“Merger Sub”) and Polomar Specialty Pharmacy, LLC, a Florida limited liability company (“Polomar”) to acquire 100% of the issued and outstanding membership interests of Polomar. The transactions contemplated by the Merger Agreement were consummated on September 30, 2024, and, pursuant to the terms of the Merger Agreement, among other things, all outstanding membership interests of Polomar, or the Polomar Membership Interests, were exchanged for shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) based on the exchange ratio of 2,074,141.47 shares of Common Stock for every one percent of Polomar Membership Interests (the “Acquisition”). Accordingly, the Company acquired 100% of Polomar in exchange for the issuance of shares of Common Stock and Polomar became the Company’s wholly-owned subsidiary. As of the closing of the Acquisition (the “Closing”), CWR 1, LLC, the Company’s majority owner with an 83.3% beneficial ownership stake in the Company pre-Closing, transferred back to the Company and canceled 50,000,000 shares of our common stock owned beneficially and of record by it as part of the conditions to Closing.

At the Closing, each one percent of Polomar Membership Interests outstanding immediately prior to the Closing was converted into the right to receive 2,074,141.47 shares of our common stock, with all fractional shares rounded up to the nearest whole share. Accordingly, we issued an aggregate of approximately 207,414,147 shares of our common stock for all of the then-outstanding Polomar Membership Interests.

The unaudited pro forma condensed combined balance sheet as of June 30, 2024 gives pro forma effect to the Acquisition as if it had been consummated as of that date. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2024 and twelve months ended December 31, 2023 give pro forma effect to the Acquisition as if it had occurred as of January 1, 2023, the beginning of the earliest period presented:

The unaudited pro forma condensed combined balance sheet as of June 30, 2024 has been prepared using the following:

● The Company’s unaudited historical balance sheet as of June 30, 2024, as filed with the Securities and Exchange Commission on in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024; and

● Polomar’s unaudited historical balance sheet as of June 30, 2024, as included in this Current Report on Form 8-K as Exhibit 99.2.

The unaudited pro forma condensed combined statements of operation for the six months ended June 30, 2024 and year ended December 31, 2023 have been prepared using the following:

● The Company’s unaudited historical statements of operation for the quarter ended June 30, 2024, as filed with the Securities and Exchange Commission in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024;

● The Company’s audited historical statements of operations for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024;

● Polomar’s unaudited historical statement of operations for the quarter ended June 30, 2024, as included in this Current Report on Form 8-K as Exhibit 99.2.

● Polomar’s audited historical statement of operations for the period from inception to December 31, 20230, included in this Current Report on Form 8-K as Exhibit 99.1.

The unaudited pro forma condensed consolidated financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s financial position or results of operations actually would have been had the merger been completed as of the dates indicated. In addition, the unaudited pro forma condensed consolidated financial information does not purport to project the future financial position or operating results of the combined company. The historical consolidated financial information has been adjusted in the accompanying unaudited pro forma condensed consolidated financial information to give effect to unaudited pro forma events that are directly attributable to the Acquisition, factually supportable and, with respect to the unaudited pro forma condensed consolidated statement of operations, expected to have a continuing impact on the results of operations of the combined company. The accompanying unaudited pro forma condensed consolidated statement of operations does not include any pro forma adjustments to reflect certain expected financial benefits of the Acquisition, such as tax savings, cost synergies or revenue synergies, or the anticipated costs to achieve those benefits, including the cost of integration activities, or restructuring actions which may be achievable or the impact of any non-recurring activity and one-time transaction related costs.

Trustfeed Corp. (f.k.a. Healthmed Services, Ltd. and Polomar Specialty Pharmacy, LLC)

Unaudited Proforma Condensed Combined Balance Sheets

As of June 30, 2024

	Historical		Pro Forma Adjustments		Pro Forma
	Polomar	Trustfeed	Adjustments	Notes	Condensed Combined
ASSETS
Current assets
Cash	$19,563	$294			$19,857
Inventory	108,109				108,109
Total current assets	127,672	294	-		127,966
Property, plant and equipment at cost	41,458				41,458
Leasehold improvements	38,774				38,774
Net property and equipment	80,232	-	-		80,232
Other assets
Operating lease - right-of-use asset, net	65,645				65,645
Intellectual property			18,975,000		18,975,000
Security deposit	9,000				9,000
Total other assets	74,645	-	-		74,645
Total assets	$282,549	$294	$18,975,000		$19,257,843

LIABILITIES AND MEMBERS’ DEFICIT
Current liabilities
Accounts payable	$55,683	$22,802			$78,485
Due to related party	-	80,171			80,171
Operating lease - current liability	33,388				33,388
Short-term debt due related parties	454,288				454,288
Total current liabilities	543,359	102,973	-		646,332
Long-term liabilities
Operating lease - long-term liability	32,257				32,257
Total liabilities	575,616	102,973	-		678,589

Stockholders’ deficit
Members’ deficit	140,500		(140,500)		-
Series A Preferred stock		500	(500)		-
Common stock; $0.01 par value; 295,000,000 shares authorized; 47,655,219 and 47,655,219 shares issued and outstanding		109,138	367,414		476,552
Additional paid-in capital		1,275,156	18,748,586		20,023,742
Accumulated deficit	(433,567)	(1,487,473)			(1,921,040)
Total members’ deficit	(293,067)	(102,679)	18,975,000		18,579,254

Total liabilities and members’ deficit	$282,549	$294	$18,975,000		$19,257,843

Trustfeed Corp. (f.k.a. Healthmed Services, Ltd. and Polomar Specialty Pharmacy, LLC)

Unaudited Proforma Condensed Combined Statement of Income

For the six month ending June 30, 2024

	Historical		Pro Forma Adjustments		Pro Forma
	Polomar	Trustfeed	Adjustments	Notes	Condensed Combined
Revenue	$28,105	$-	$-		$28,105

Cost of Goods Sold	15,136	-	-		15,136

Gross Profit	12,969	-	-		12,969

Operating expenses
General and administrative	235,879	89,140	-		325,019
Sales and marketing	38,583	-	-		38,583
Total operating expenses	274,462	89,140	-		363,602

Loss from operations	(261,493)	(89,140)	-		(350,633)

Other expense	(577)				(577)
Total other income (expense)	(577)	-	-		(577)

Net loss	$(262,070)	$(89,140)	$-		$(351,210)

Net loss per common share: basic and diluted	$(0.01)				$(0.01)
Basic weighted average common shares outstanding	47,655,219				47,655,219

Net loss per common share: basic and diluted	$(0.01)				$(0.01)
Basic weighted average common shares outstanding	47,655,219				47,655,219

Trustfeed Corp. (f.k.a. Healthmed Services, Ltd. and Polomar Specialty Pharmacy, LLC)

Unaudited Proforma Condensed Combined Statement of Income

For the fiscal year ended December 31, 2023

	Historical		Pro Forma Adjustments		Pro Forma
	Polomar	Trustfeed	Adjustments	Notes	Condensed Combined
Revenue	$41,844	$-	$-		$41,844

Cost of Goods Sold	4,294	-	-		4,294

Gross Profit	37,550	-	-		37,550

Operating expenses
General and administrative	185,422	269,830	-		455,252
Sales and marketing	23,220	-	-		23,220
Total operating expenses	208,642	269,830	-		478,472

Loss from operations	(171,092)	(269,830)	-		(440,922)

Other expense
Interest	(405)	-			(405)
Foreign currency gain (loss)	-	(53)	-		(53)
Forgivness of receivable - related party	-	(146,617)	-		(146,617)
Total other income (expense)	(405)	(146,670)	-		(147,075)

Net loss	$(171,497)	$(416,500)	$-		$(587,997)

Net loss per common share: basic and diluted	$(0.00)				$(0.01)
Basic weighted average common shares outstanding	47,655,219				47,655,219

Net loss per common share: basic and diluted	$(0.00)				$(0.01)
Basic weighted average common shares outstanding	47,655,219				47,655,219